                      WAIVER, THIRD AMENDMENT AND AGREEMENT


         WAIVER, THIRD AMENDMENT AND AGREEMENT, dated as of June 30, 2000 (this "Third Amendment"), under the Credit Agreement, dated as of August 17, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among The Grand Union Company (the "Company"), Warburg Dillon Read LLC, UBS AG, Stamford Branch, Lehman Brothers Inc. and Lehman Commercial Paper Inc. (collectively, the "Agents") and each of the financial institutions from time to time party thereto (the "Lenders").

         WITNESSETH: WHEREAS, the Company, the Lenders and the Agents are parties to the Credit Agreement;

         WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement and waive compliance with certain provisions of the Credit Agreement as set forth below;

         WHEREAS, the Lenders are willing to agree to such requests, but only upon the terms and conditions of this Third Amendment;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agents hereby agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         2. Amendment of Section 1.1 (Definitions). (a) Section 1.1 of the Credit Agreement is hereby amended by deleting in their entirety the definitions of "Adjustment Date", "Applicable Margin", "Asset Sale", "ECF Percentage", "Interest Payment Date", "Material Environmental Amount" and "Pricing Grid" and inserting into said Section the following new definitions in their proper alphabetical order:

         "Applicable Margin": for (a) Base Rate Loans, 2.00%, and (b) Eurodollar Loans, 4.00%.

         "Asset Sale": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (b), (c) or (d) of Section 7.5) which yields gross proceeds to the Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $50,000.

         "ECF Percentage": 100%.

         "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each calendar month to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan the last day of such Interest Period and if any such Eurodollar Loan has an

      Interest Period longer than one month, each day which is one month after the first day of such Interest Period and (c) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line
      Loan), the date of any repayment or prepayment made in respect thereof.

         "Material Environmental Amount": an amount payable by the Borrower and/or its Subsidiaries for investigative and remedial costs, compliance costs, compensatory damages, natural resource damages, punitive damages, fines, penalties or any combination thereof which, in the aggregate, exceed $2,000,000.

         "Projections": the projected consolidated income statements, balance sheets and statements of cash flows contained in the Borrower's Fiscal 2001Actual/Budget Liquidity Projection dated June 23, 2000.

         "Third Amendment Effective Date": has the meaning assigned thereto in the Waiver, Third Amendment and Agreement, dated as of June 30, 2000, to this Agreement.".

         (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase "or prospects" after the phrase "(financial or otherwise)" where such phrase appears in the definition of "Material Adverse Effect".

         (c) Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase "; provided that Consolidated Interest Expense shall be calculated without regard to Indebtedness permitted under Section 7.2(c) with respect to store equipment leased from NCR Corp." at the end of the definition of "Consolidated Interest Expense".

         (d) Section 1.1 of the Credit Agreement is hereby further by inserting the phrase "; provided that Consolidated Total Debt shall be calculated without regard to Indebtedness permitted under Section 7.2(c) with respect to store equipment leased from NCR Corp." at the end of the definition of "Consolidated Total Debt".

         3. Amendment of Section 2.12 (Mandatory Prepayments and Commitment Reductions).

         (a) Section 2.12(a) of the Credit Agreement is hereby amended by deleting the percentage "50%" where it appears therein and inserting in lieu thereof the percentage "100%".

         (b) Section 2.12(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 2.12(b):

         "(b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event (including for purposes hereof, any amounts relating to reimbursement of Capital Expenditures relating to store no. 3572 located in Toms River, New Jersey) then 100% of such Net Cash Proceeds shall be applied on the next Business Day toward the prepayment of the Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(e); provided that so long as no Default or Event of Default has occurred and is continuing the Borrower shall be entitled to retain the first $5,900,000 in the aggregate of Net Cash

      Proceeds received with respect to Asset Sales made or the above-referenced reimbursement received on or after the Third Amendment Effective Date but before March 30, 2001; provided, further, that so long as no Default or Event of Default has occurred and is continuing the Borrower shall be required to apply, in accordance with Section 2.12(e), only 50% of the aggregate Net Cash Proceeds in excess of $5,900,000 but less than $10,900,000 received with respect to Asset Sales made or the above-referenced reimbursement received on or after the Third Amendment Effective Date but before March 30, 2001; provided, further, that notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, (i) the aggregate Net Cash Proceeds received with respect to Recovery Events up to (A) $100,000 per Recovery Event and (B) $1,000,000 in the aggregate for all Recovery Events in any fiscal year may be excluded from the foregoing requirement pursuant to a Reinvestment Notice in such fiscal year of the Borrower and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(e).".

         (c) Section 2.12(c) of the Credit Agreement is hereby amended by deleting the term "2.12(c)" where it appears therein and inserting in lieu thereof the term "2.12(e)".

         (d) Section 2.12(e) of the Credit Agreement is hereby amended by deleting the first two sentences of such Section in their entirety and inserting in lieu thereof the following:

         "Amounts to be applied in connection with prepayments and Commitments reductions made pursuant to this Section 2.12 (other than Section 2.12(d)) shall be applied pro rata to the prepayment of the Term Loans and to the prepayment of the Revolving Credit Loans and the permanent reduction of the Revolving Credit Commitments; provided that amounts that would otherwise be applied as a prepayment of the Revolving Credit Loans shall be applied first to the prepayment of any outstanding Swing Line Loans; provided, further, that if the amount by which the Revolving Credit Commitments is to be reduced exceeds the aggregate principal amount of Revolving Credit Loans and Swing Line Loans then outstanding (because there are outstanding L/C Obligations), the Borrower shall, to the extent of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Issuing Lender and the L/C Participants on terms and conditions satisfactory to the Administrative Agent (it being understood that this provision is not intended to increase or reduce the Available Revolving Credit Commitments, if any, in existence at the time of any such prepayment and Commitment reduction required hereby).".

         4. Amendment of Section 4.2 (No Change). Section 4.2 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 4.2:

         "4.2 No Change. Since the Third Amendment Effective Date there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.".

         5. Amendment of Section 4.8 (Ownership of Property; Liens). Section 4.8 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 4.8:

                  "4.8  [Intentionally Omitted]".

         6. Amendment of Section 6.1 (Financial Statements). Section 6.1(c) of the Credit Agreement is hereby amended by deleting the number "45" where it appears in the first line thereof and replacing it with the number "30".

         7. Amendment of Section 6.2 (Certificates; Other Information). (a)
Section 6.2(b) of the Credit Agreement is hereby amended by deleting such
Section in its entirety and inserting in lieu thereof the following new Section 6.2(b):

                  "(b) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) (x) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (y) a Compliance Certificate containing all information necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the applicable fiscal period, fiscal quarter or fiscal year of the Borrower, as the case may be, and (ii) in the case of quarterly or annual financial statements, to the extent not previously disclosed to the Administrative Agent, a listing of any county or state within the United States where any Loan Party keeps inventory or equipment and of any Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (ii) (or, in the case of the first such list so delivered, since the Closing Date);".

         (b) Section 6.2 of the Credit Agreement is further amended by (i) deleting the word "and" where it appears at the end of clause (e) of such Section, (ii) deleting the "." at the end of clause (f) of such Section and inserting in lieu thereof a ";" and (iii) inserting the following new clauses
(g) and (h) at the end of such Section:

                  "(g) on the Friday of every calendar week, commencing with the second Friday to occur after the Third Amendment Effective Date, before 5:00 p.m., New York City time, an updated treasury forecast, in form and substance reasonably satisfactory to the Administrative Agent, including the cash flows, cash balances and borrowing availability of the Borrower and its Subsidiaries for the period of 4 consecutive calendar weeks beginning in the week in which such Friday occurs, together with a comparison of the actual cash flows and cash balances of the Borrower and its Subsidiaries for the immediately preceding week to the most recently forecasted cash flows of the Borrower and its Subsidiaries for such week as set forth in the most recently delivered treasury forecast, with an explanation of any significant variances; and

                  (h) on the Friday of every calendar week, commencing with the first Friday to occur after the Third Amendment Effective Date, before 5:00 p.m., New York City time, (i) a report, in form and substance reasonably acceptable to the Administrative Agent, of the sales of the Borrower and its Subsidiaries for the preceding calendar week and for the portion of the fiscal quarter through the end of such calendar week together with (A) a comparison of sales for the corresponding calendar week and portion of the corresponding fiscal quarter of the previous fiscal year and (B) a comparison of sales set forth in or underlying the Projections for such calendar week and the portion of the fiscal quarter through the end of such calendar week; and (ii) a weekly report
         (A) prepared by, and with respect to service level percentages for orders and deliveries from, C&S Wholesale Grocers, Inc., (B) of customer counts and (C) of average order size.".

         8. Amendment of Section 6.7 (Notices). Section 6.7(c) of the Credit Agreement is hereby amended by deleting in its entirety the amount "$500,000" and inserting in lieu thereof the amount "$250,000".

         9. Amendment of Section 6.10 (Additional Collateral, etc.). (a) Section 6.10(b) of the Credit Agreement is hereby amended by inserting a "(A)" immediately after "(b)" and by deleting in its entirety the amount "$500,000" and inserting in lieu thereof the amount "$50,000".

         (b) Section 6.10 of the Credit Agreement is hereby further amended by inserting the following new paragraph (b)(B) immediately after paragraph (b) of such Section:

         "(b)(B) With respect to any leasehold interest in any real property having a value (together with improvements thereon) of at least $50,000 acquired after the Third Amendment Effective Date by the Borrower or any of its Subsidiaries, use its best efforts to promptly (i) execute and deliver a first priority Mortgage in favor of the Administrative Agent, for the benefit of the Agents and Lenders, covering such leasehold interest, together with true, correct and complete copies of all documents creating or otherwise relating to such leasehold interest (including without limitation evidence that such leasehold interest is of record in the appropriate jurisdiction), (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such leasehold interest conforming to the requirements of Section 5.1(o)(iii) and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent; provided that the Borrower shall execute and deliver and provide, as applicable, to the Administrative Agent the items described in clauses (i) through (iii) above with respect to the leasehold interests in real property owned by the Borrower or any Subsidiary located in Wayne, New Jersey or Randolph, New Jersey within 10 Business Days following the Third Amendment Effective Date.".

         10. Amendment of Section 7.1 (Financial Condition Covenants).

         (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new
Section 7.1(a):

         "(a) Consolidated Leverage Ratio. (i) Permit the Consolidated Leverage Ratio as at the last day of any period of 13 consecutive fiscal periods of the Borrower ending with any fiscal period set forth below to exceed the ratio set forth below opposite such fiscal period:

              Fiscal Period                      Consolidated Leverage Ratio
              --------------                     ---------------------------
              July 22, 2000                               6.68
              August 19, 2000                    6.72
              September 16, 2000                          6.79
              October 14, 2000                            7.00
              November 11, 2000                           7.56
              December 9, 2000                            7.85
              January 6, 2001                    6.94
              February 3, 2001                            6.57
              March 3, 2001                      6.73
              March 31, 2001                     6.62

         (ii) Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

              Fiscal Quarter            Consolidated Leverage Ratio
              --------------            ---------------------------
              July 21, 2001                               4.00
              October 13, 2001                            4.00
              January 5, 2002                    3.75
              March 30, 2002                     3.75
              July 20, 2002                               3.75
              October 12, 2002                            3.75
              January 4, 2003                    3.75
              March 29, 2003                     3.75
              July 19, 2003                               3.75

                  (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new
Section 7.1(b):

                  "(b) Consolidated Interest Coverage Ratio. (i) Permit the Consolidated Interest Coverage Ratio as at the last day of any period of thirteen consecutive fiscal periods of the Borrower ending with any fiscal period set forth below to be less than the ratio set forth below opposite such fiscal period:

              Fiscal Period              Consolidated Interest Coverage Ratio
              -------------              ------------------------------------
              July 22, 2000                               1.47
              August 19, 2000                    1.45
              September 16, 2000                          1.41
              October 14, 2000                            1.32

              November 11, 2000                           1.23
              December 9, 2000                            1.17
              January 6, 2001                    1.26
              February 3, 2001                            1.32
              March 3, 2001                      1.29
              March 31, 2001                     1.28

         (ii) Permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:


              Fiscal Quarter            Consolidated Interest Coverage Ratio
              --------------            ------------------------------------
              July 21, 2001                               2.10
              October 13, 2001                            2.20
              January 5, 2002                    2.25
              March 30, 2002                     2.30
              July 20, 2002                               2.40
              October 12, 2002                            2.40
              January 4, 2003                    2.40
              March 29, 2003                     2.40
              July 19, 2003                               2.40

                  (c) Section 7.1 of the Credit Agreement is further amended by adding the following new Section 7.1(c) to the end of such Section:

                  "(c) Minimum Consolidated EBITDA. Permit Consolidated EBITDA as at the last day of any period of thirteen consecutive fiscal periods of the Borrower ending with any fiscal period set forth below to be less than the amount set forth below opposite such fiscal period:

               Fiscal Period                  Minimum Consolidated EBITDA
               -------------                  ----------------------------
               July 22, 2000                            64,953,000
               August 19, 2000                          64,740,000
               September 16, 2000                       64,106,000
               October 14, 2000                         60,908,000
               November 11, 2000                        57,829,000
               December 9, 2000                         55,677,000
               January 6, 2001                          60,753,000
               February 3, 2001                         64,203,000
               March 3, 2001                            63,487,000
               March 31, 2001                           64,147,000



         11. Amendment of Section 7.2 (Limitation on Indebtedness). Section 7.2(c) of the Credit Agreement is hereby amended by (a) inserting the phrase "first incurred prior to the Third Amendment Effective

Date or incurred thereafter with respect to the purchase of store equipment from NCR Corp. in an aggregate amount not to exceed $15,000,000." immediately after the word "Liens" in the second line of such Section and (b) deleting the remainder of such Section.

         12. Amendment of Section 7.5 (Limitation on Disposition of Property).
Section 7.5 of the Credit Agreement is hereby amended by deleting clause (e) in its entirety and inserting in lieu thereof the following new clause (e):

                  "(e) the Disposition of assets (including, without limitation, the surrender or termination of leases or the non-exercise of lease extensions but excluding the surrender or termination of leases resulting in any non-cash gain) having a fair market value not to exceed $15,000,000 in the aggregate for any fiscal year of the Borrower;".

         13. Amendment of Section 7.7 (Limitation on Capital Expenditures).
Section 7.7 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 7.7:

                  "7.7 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditure, except (a) Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not exceeding for any fiscal year of the Borrower set forth below the amount set forth below opposite such fiscal year:

                          Fiscal Year                            Amount
                          -----------                            -------
                             2000                             $80,000,000
                             2001                              34,650,000
                             2002                              10,000,000;

         provided, that Capital Expenditures for fiscal year 2001 shall be measured without giving effect to any non-cash Capital Expenditures relating to the store no. 3572 located in Toms River, New Jersey resulting from the reclassification of the reimbursement amounts owing to the Borrower relating to capital improvements for such store as a "Capital Expenditure; (b) Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount and (c) Capital Expenditures with respect to Indebtedness permitted under Section 7.2(c) in respect of store equipment leased from NCR Corp.".

         14. Amendment of Section 7.8 (Limitation on Investments).

         (a) Section 7.8(d) is hereby amended by deleting the amount "$500,000" and inserting in lieu thereof the amount "$225,000".

         (b) Section 7.8(i) is hereby amended by deleting the phrase "not exceeding $10,000,000 at any one time outstanding;" and inserting in lieu thereof the phrase "first incurred prior to the Third Amendment Effective Date or incurred thereafter in an amount not to exceed (i) with respect to store no. 2482 located in Albany, New York, $1,150,000 and (ii) with respect to store no. 3142 located in Randolph, New Jersey, $2,900,000;".

         (c) Section 7.8(j) is hereby amended by inserting after the word "Agreement" in the second line of such Section the phrase "that were first made prior to the Third Amendment Effective Date".

         (d) Section 7.8(l) is hereby amended by deleting the phrase "shall not exceed $1,000,000 at any time" from the proviso to such Section and inserting in lieu thereof the phrase "were first incurred prior to the Third Amendment Effective Date or incurred thereafter in an aggregate amount not to exceed $250,000".

         15. Amendment of Section 7.11 (Limitation on Sales and Leasebacks).
Section 7.11 is hereby amended by inserting a "." after the word "Subsidiary" where it appears in the sixth line thereof and by deleting the remainder of such
Section in its entirety.

         16. Amendment of Section 7 (Negative Covenants). Section 7 of the Credit Agreement is hereby amended by adding the following new Sections 7.16 and
7.17 to the end thereof:

                  "7.16 Delivery of Business Plan. Fail to use its best efforts to deliver, and to deliver, to the Administrative Agent and each Lender as soon as available and in any event by no later than (a) September 1, 2000, a business plan for the balance of fiscal year 2001 and for fiscal year 2002 for the Borrower and its Subsidiaries, reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders, detailing, among other things, the financial and operating performance for the Borrower and its Subsidiaries as of the end of each fiscal month during the period covered thereby, including projected balance sheets and related consolidated statements of income and cash flows as at the end of each fiscal month for such period and
         (b) October 1, 2000, a report, reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders, detailing (i) the rationalization and reduction of the store portfolio and capital expenditures of the Borrower and its Subsidiaries, including itemized plans to dispose of and/or discontinue operations at underperforming stores and (ii) the Borrower's strategy to reduce the Obligations (it being understood that the determinations of whether such business plan and report, respectively, are reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders shall be undertaken by such parties within a reasonable period of time following the respective dates of delivery therefor and pending such determinations shall be deemed to be satisfactory).

                  7.17 Retention of Advisors. Fail to retain by no later than July 7, 2000, and thereafter to continue the retention of (i) an investment banker of national renown with expertise in the supermarket industry that is reasonably acceptable to the Administrative Agent and the Required Lenders and (ii) a firm or individual specializing in providing financial consulting and advisory services, that is reasonably acceptable to the Administrative Agent and the Required Lenders, to assist the Borrower with, among other things, the preparation and implementation of the business plan referred to in
         Section 7.16 and other reports and information that the Borrower is obligated to deliver under the Credit Agreement and the other Loan Documents."

         17. Amendment of Section 8 (Events of Default). Sections 8(e) and 8(h) of the Credit Agreement are hereby amended by deleting the amount "$5,000,000" where it appears in each such Section and inserting in lieu thereof the amount "$1,000,000".

         18. Waivers. Subject to the terms and conditions hereof, the Lenders hereby waive all Defaults, if any, or Events of Default, if any, arising with respect to the Borrower's failure to comply with Section 6.12 of the Credit Agreement; provided that the Borrower shall continue to use its best efforts to obtain and deliver all of the instruments, agreements and documents described in such Section 6.12 in order to permit the Properties of the Borrower and the Subsidiary Guarantors not currently subject to a Mortgage to be encumbered by a Mortgage in favor of the Collateral Agent and the issuance and delivery to the Collateral Agent of all outstanding title insurance policies meeting all of the requirements of Section 5.1(o)(ii).

         19. Additional Agreements. (a) In addition to its obligations under
Section 10.5 of the Credit Agreement and similar provisions under the other Loan Documents (which obligations the Borrower hereby acknowledges and confirms), the Borrower agrees (a) to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with (i) the negotiation, preparation, execution and delivery of this Third Amendment and (ii) from and after the Third Amendment Effective Date, the consideration, analysis, review, negotiation, preparation, execution and delivery of any business plans or restructuring proposals with respect to the obligations of the Borrower, including, without limitation, the reasonable fees and expenses of counsel and financial or other advisors retained by the Administrative Agent.

         (b) Unless the Required Lenders otherwise agree, notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower shall not have the right to, and shall not, at any time after the Third Amendment Effective Date, (i) request the conversion of Revolving Credit Loans into or the continuation or making of Revolving Credit Loans as Eurodollar Loans or (ii) request the conversion or continuation of Term Loans as Eurodollar Loans with Interest Periods exceeding one month.

         (c) The Borrower hereby agrees to reasonably assist and cooperate with representatives of the consulting firm of Policano & Manzo, LLC (or such other consulting firm as may be retained by the Administrative Agent or its counsel from time to time), acting on behalf of the Administrative Agent, in their reasonable review of the financial statements and other reports of the Borrower and its Subsidiaries required to be delivered to the Administrative Agent and the Lenders pursuant to the Credit Agreement and the other Loan Documents, and in their performance of such other tasks as directed by the Administrative Agent or its counsel, including, without limitation, to provide access to, and to make available members of senior management to discuss, all aspects of the operations, financial information and books and records of the Borrower and its Subsidiaries.

         20. Amendment Fees. (a) The Borrower agrees to pay each Lender that executes the Third Amendment on or before June 30, 2000, a fee in an amount equal to .375% of the sum of the aggregate principal amount of the Term Loans outstanding and the Revolving Credit Commitments of such Lender as of the Third Amendment Effective Date, which fee shall be payable in immediately available funds by the Borrower to the Administrative Agent, for the account of each such Lender, as follows: (i) an amount equal to one-half of such fee shall be paid as a condition to the effectiveness of this Third Amendment and (ii) the balance of such fee shall be paid on or prior to November 11, 2000.

         (b) The Borrower agrees that upon the occurrence of the Third Amendment Effective Date, each Lender shall have earned a deferred amendment fee in an amount equal to 2% of the sum of the aggregate principal amount of the Term Loans and the Revolving Credit Commitments of such Lender as of the Third Amendment Effective Date, which fee shall be payable in immediately available funds by the Borrower to the Administrative Agent, for the account of each such Lender, on the earlier to occur of (i) July 1, 2001 and (ii) the date on which the Loans and other Obligations become due and payable in accordance with
Section 8 of the Credit Agreement, provided that the fee of each such Lender shall be reduced to $0 and forgiven if (a) the business plan and report referred to in Section 7.16 of the Credit Agreement have been determined to be reasonably satisfactory to the Administrative Agent and the Required Lenders and the Borrower has substantially initiated the implementation of such business plan and report by December 31, 2000 or (b) the Obligations shall have been paid in full in cash and the Revolving Credit Commitments shall have been terminated on or prior to July 1, 2001.

         21. Representations and Warranties; No Default. After giving effect to this Third Amendment, the Borrower hereby represents and warrants that all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default has occurred and is continuing.

         22. Conditions to Effectiveness of this Third Amendment. This Third Amendment shall become effective on the date (the "Third Amendment Effective Date") upon which the following conditions shall have been satisfied:

                  (a) the Administrative Agent shall have received counterparts hereof duly executed by the Required Lenders, the Required Prepayment Lenders and the Borrower and an acknowledgment and consent hereto duly executed by all of the Subsidiary Guarantors;

                  (b) the Administrative Agent shall have received the portion of the fees described in Section 20(a) hereof and all other fees that are due and payable on the Third Amendment Effective Date; and

                  (c) the payment by the Borrower of the costs and expenses of the Administrative Agent owing under Section 10.5 of the Credit Agreement and Section 19(a) hereof for which invoices have been submitted.

         23. Miscellaneous. (a) Except as expressly set forth in this Third Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Third Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

         (b) This Third Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Third Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         (c) This Third Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                   IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                                THE GRAND UNION COMPANY


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                UBS AG, STAMFORD BRANCH


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                LEHMAN COMMERCIAL PAPER INC.


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                SYNDICATED LOAN FUNDING TRUST
                                                By: Lehman Commercial Paper
                                                    Inc., not in its individual
                                                    capacity but solely as Asset
                                                    Manager


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                FIRST UNION NATIONAL BANK


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                TORONTO DOMINION BANK


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                KZH CNC LLC


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                KZH HIGHLAND-2 LLC


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                KZH SHOSHONE LLC


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                             MERRILL LYNCH PRIME RATE PORTFOLIO,
                                             by MERRILL LYNCH ASSET MANAGEMENT,
                                             L.P., as investment advisor


                                             By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                             DEBT STRATEGIES FUND II, INC.


                                             By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                             MERRILL LYNCH SENIOR FLOATING RATE
                                             FUND, INC.


                                             By:
                                                 ---------------------------
                                                 Name:
                                                 Title:



                                             MERRILL LYNCH INCOME STRATEGIES
                                             FUND, INC.


                                             By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                             MERRILL LYNCH SENIOR FLOATING RATE
                                             FUND II

                                             By:
                                                 ---------------------------
                                                 Name:
                                                 Title:

                                             SENIOR HIGH INCOME PORTFOLIO


                                             By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                             QUANTUM PARTNERS LDC



                                             By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                              QUOTA FUND N.V.


                                              By:
                                                   ---------------------------
                                                   Name:
                                                   Title:

                                              ML CLO XX PILGRIM AMERICA (CAYMAN)
                                              LTD. (as assignee) by PILGRIM
                                              INVESTMENTS, INC., as its
                                              Investment Manager


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:



                                              PILGRIM AMERICA HIGH INCOME
                                              INVESTMENTS, LTD. (as assignee)
                                              by PILGRIM INVESTMENTS, INC., as
                                              its Investment Manager


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                              PILGRIM CLO 1999-1 LTD.  by
                                              PILGRIM INVESTMENTS, INC., as its
                                              Investment Manager


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:



                                              PILGRIM PRIME RATE TRUST by
                                              PILGRIM INVESTMENTS, INC., as its
                                              Investment Manager


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              CITIBANK, N.A.


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                             ELC (CAYMAN) LTD. CDO SERIES 1999-1


                                             By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                             ELC (CAYMAN) LTD.


                                             By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                              ELC (CAYMAN) LTD. 1999-II


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              BANKERS TRUST


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              ML CBO IV (CAYMAN) LTD. by
                                              HIGHLAND CAPITAL MANAGEMENT, L.P.
                                              as Collateral Manager


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              WINGED FOOT FUNDING TRUST
                                              as Lender


                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                   Each of the undersigned hereby consents to the foregoing Third Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Third Amendment.

                                              GRAND UNION STORES, INC. OF
                                              VERMONT

                                              By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                              GRAND UNION STORES OF NEW
                                              HAMPSHIRE, INC.


                                              By:
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                              SPECIALTY MERCHANDISING SERVICES,
                                              INC.


                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title: